UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 15, 2019 (May 10, 2019)

COLGATE-PALMOLIVE COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	1-644	13-1815595
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

300 Park Avenue, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (212) 310-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	CL	New York Stock Exchange
0.500% Notes due 2026	CL 26	New York Stock Exchange
1.375% Notes due 2034	CL 34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 10, 2019, the Company’s stockholders approved the Colgate-Palmolive Company 2019 Incentive Compensation Plan (the “Plan”) at the Annual Meeting of Stockholders (the “Annual Meeting”). A detailed description of the Plan was included in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on March 27, 2019 (the “Proxy Statement”). A copy of the Plan was filed as Annex C to the Proxy Statement.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

(a)	The Company’s Annual Meeting was held on May 10, 2019. The matters voted on and the results of the vote were as follows.

(b)	The Company’s stockholders voted on the matters set forth below.

1.	Charles A. Bancroft, John P. Bilbrey, John T. Cahill, Ian Cook, Lisa M. Edwards, Helene D. Gayle, C. Martin Harris, Lorrie M. Norrington, Michael B. Polk, Stephen I. Sadove, and Noel R. Wallace were elected directors of the Company. The results of the vote were as follows:

	Votes For	Votes Against	Abstentions	Broker Non- Votes
Charles A. Bancroft	638,621,579	5,234,896	1,282,439	98,105,969
John P. Bilbrey	639,749,816	3,989,409	1,399,689	98,105,969
John T. Cahill	622,278,142	21,541,233	1,319,539	98,105,969
Ian Cook	635,977,411	7,523,941	1,637,562	98,105,969
Lisa M. Edwards	641,488,823	2,303,664	1,346,427	98,105,969
Helene D. Gayle	636,710,176	7,146,910	1,281,828	98,105,969
C. Martin Harris	632,863,423	10,691,645	1,583,846	98,105,969
Lorrie M. Norrington	637,611,317	6,227,738	1,299,859	98,105,969
Michael B. Polk	631,413,507	12,316,345	1,409,062	98,105,969
Stephen I. Sadove	624,477,089	19,253,890	1,407,935	98,105,969
Noel R. Wallace	641,514,665	2,336,209	1,288,040	98,105,969

2.	The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 was ratified. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
730,501,730	11,393,752	1,349,401	0
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3.	A non-binding advisory vote on the Company’s executive compensation was approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
595,400,912	45,902,359	3,835,643	98,105,969

4.	The Colgate-Palmolive Company 2019 Incentive Compensation Plan was approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
600,614,955	40,873,974	3,649,985	98,105,969

5.	A stockholder proposal regarding independent Board Chairman was not approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
237,905,232	402,838,215	4,395,467	98,105,969
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLGATE-PALMOLIVE COMPANY

Date: May 15, 2019	By: /s/ Jennifer M. Daniels
Name: Jennifer M. Daniels
Title: Chief Legal Officer and Secretary
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